UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2023

LONGDUODUO COMPANY LIMITED

(Exact name of registrant as specified in its charter)

Nevada	333-260951	37-2018431
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

419 Floor 4, Comprehensive Building

Second Light Hospital, Ordos Street

Yuquan District, Hohhot, Inner Mongolia, China

(Address of Principal Executive Office) (Zip Code)

86 (0472) 510-4980

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 is being filed for the purpose of submitting Exhibit 16. No other change to the initial filing is being made.

Item 4.01 Change in Registrant’s Certifying Accountant

On June 16, 2023 the Board of Directors of Longduoduo Company Limited dismissed KCCW Accountancy Corp. from its position as the principal independent accountant for Longduoduo Company Limited. The dismissal was approved by the Audit Committee of the Board of Directors.

The audit report of KCCW Accountancy Corp. on Longduoduo Company Limited’s financial statements for the years ended June 30, 2022 and 2021 did not contain any adverse opinion or disclaimer of opinion or qualification, except that the audit report of KCCW Accountancy Corp. on Longduoduo Company Limited’s financial statements for the years ended June 30, 2022 and 2021 did contain a modification expressing substantial doubt about the ability of Longduoduo Company Limited to continue as a going concern. KCCW Accountancy Corp. did not, during the applicable periods, advise Longduoduo Company Limited of any of the enumerated items described in Item 304(a)(1)(iv) of Regulation S-K.

During the two most recent fiscal years and the subsequent interim period through June 16, 2023, there was no (i) disagreement between Longduoduo Company Limited and KCCW Accountancy Corp. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to its satisfaction, would have caused KCCW Accountancy Corp. to make reference to the subject matter of such disagreement in connection with its report. During the same period, there was no “reportable event,” as described in Item 304(a)(1)(v) of Regulation S-K, except that, in connection with its audit of the financial statement for the years ended June 30, 2022 and 2021 KCCW Accountancy Corp. advised Longduoduo Company Limited that the internal controls necessary for Longduoduo Company Limited to develop reliable financial statements were not effective.

Longduoduo Company Limited has requested KCCW Accountancy Corp. to furnish a letter addressed to the Securities and Exchange Commission stating whether or not KCCW Accountancy Corp. agrees with the statements in this 8-K pertaining to KCCW Accountancy Corp. A copy of the letter is being filed as an exhibit to this amended 8-K.

On June 16, 2023, Longduoduo Company Limited retained the firm of Wei, Wei & Co., LLP to serve as its new independent public accounting firm. At no time during the past two fiscal years or any subsequent period prior to June 16, 2023 did Longduoduo Company Limited consult with Wei, Wei & Co., LLP regarding any matter of the sort described above with reference to KCCW Accountancy Corp., any issue relating to the financial statements of Longduoduo Company Limited, or the type of audit opinion that might be rendered for Longduoduo Company Limited

Item 9.01 Financial Statements and Exhibits

Exhibits

16	Letter from KCCW Accountancy Corp.
104	Cover page interactive data file (embedded within the iXBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Longduoduo Company Limited

Date: March 27, 2024	By:	/s/ Zhou Hongxiao
Zhou Hongxiao, CEO

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